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                                                                   Exhibit 10.11

                            ROCKY SHOES & BOOTS, INC.

                               SECOND AMENDMENT TO
                             BUY AND SELL AGREEMENT

        THIS AMENDMENT TO BUY AND SELL AGREEMENT is entered into as of this 30th day of June, 1996, among Rocky Shoes & Boots, Inc., an Ohio corporation with its principal place of business at 39 East Canal Street, Nelsonville, Ohio 45764 (the "Company"), and Mike Brooks, Barbara Brooks Fuller, Patricia H. Robey, Jay
W. Brooks, and Charles Stuart Brooks.

                                    RECITALS

A. The parties hereto entered into a Buy and Sell Agreement, dated December 21, 1992 (the "Agreement"), as amended on February 3, 1995, which sets forth the terms and conditions under which certain shares of the Company's common stock, without par value (the "Common Stock"), and series A non-voting convertible preferred stock, without par value (the "Preferred Stock"), may be sold, transferred, disposed of, or redeemed.

B. As of February 3, 1995, the date preceding a release of 25% of the Shares subject to the Agreement, the following shares of Common Stock and Preferred Stock were subject to the Agreement:

                                       NUMBER OF SHARES OF           NUMBER OF SHARES OF
           NAME OF SHAREHOLDER             COMMON STOCK                PREFERRED STOCK
           -------------------             ------------                ---------------
Mike Brooks                                  426,944                        20,000
Barbara Brooks Fuller                        322,500                        15,000
Patricia H. Robey                            241,220                        15,000
Jay W. Brooks                                288,180                        15,000
Charles Stuart Brooks                        128,648                        15,000

C. The parties hereto desire to release from the terms of the Agreement an additional 25% of the shares of Common Stock subject to this Agreement on February 3, 1995, by each of the individuals who are parties hereto.

                                    AGREEMENT

        In consideration of the mutual promises and covenants contained herein, the parties agree as follows:

1. DEFINITIONS. All capitalized terms used herein shall have the meaning assigned to them in the Agreement, unless otherwise defined herein.



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2.      RELEASE OF SHARES. Notwithstanding anything to the contrary contained in the Agreement, the restrictions on transfer of the Shares contained in the Agreement shall not apply to such number of shares of Common Stock set forth opposite each Shareholder's name in the second column below (including all Shares derived therefrom pursuant to future stock splits or stock dividends), but shall continue to apply to all remaining Shares (including any Shares acquired by a Shareholder pursuant to the Agreement).

                                                                    SHARES OF COMMON
                                       SHARES OF COMMON               STOCK SUBJECT
                                     STOCK RELEASED FROM             TO THE AGREEMENT
           NAME OF SHAREHOLDER          THE AGREEMENT             AS OF THE DATE HEREOF
           -------------------          -------------             ---------------------
Mike Brooks                                106,736                       213,472
Barbara Brooks Fuller                       80,625                       161,250
Patricia H. Robey                           60,305                       120,610
Jay W. Brooks                               72,045                       144,090
Charles Stuart Brooks                       32,162                        64,324

        The Company shall instruct the transfer agent for the Common Stock to issue to each Shareholder a new certificate, without a restrictive legend, for the number of shares of Common Stock which are no longer restricted pursuant to the Agreement, upon submission by such Shareholder of certificates representing at least that number of shares of Common Stock. All certificates representing Shares which remain subject to the Agreement shall retain the restrictive legend referred to in Section 15 of the Agreement.

3. RATIFICATION. Except as amended hereby, the Agreement shall remain unmodified, unamended, and in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


/s/ Mike Brooks                                  /s/ Barbara Brooks Fuller
-------------------------------                  -------------------------------
Mike Brooks                                      Barbara Brooks Fuller


/s/ Patricia H. Robey                            /s/ Jay W. Brooks
-------------------------------                  -------------------------------
Patricia H. Robey                                Jay W. Brooks


/s/ Charles Stuart Brooks                        ROCKY SHOES & BOOTS, INC.
-------------------------------
Charles Stuart Brooks

                                                 /s/ David S. Fraedrich
                                                 -------------------------------
                                                 By: David S. Fraedrich
                                                     Executive Vice President



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